KENTUCKY INVESTORS, INC.
      1999 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN


I.   PURPOSES OF THE PLAN
     --------------------

     1. Kentucky Investors, Inc., a Kentucky corporation (the "Company") desires to afford certain of its directors and key employees and the directors and key employees of any subsidiary corporation of the Company who are responsible for the continued growth of the Company an increased interest in and a greater incentive to expand and improve the profits, prosperity, and welfare of the Company. As used in the Plan, the term "subsidiary corporation" shall have the meaning ascribed to such term, in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. The Company, by means of the Kentucky Investors, Inc. 1999 Stock Option and Stock Appreciation Rights Plan (the "Plan"), seeks to retain the services of individuals now holding key positions in the Company and to secure the services of individuals capable of filling such positions. A key employee or director to whom Stock Options ("Options") or Stock Appreciation Rights ("Rights") are granted hereunder may be referred to herein as "Participant."

     3. The Options and Rights offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director or key employee. Provisions of the Plan which pertain to Options or Rights shall apply to Options, Rights or a combination thereof.

     4. The Options granted under the Plan are intended to be non-qualified options which, by definition, do not satisfy the requirements for Incentive Options within the meaning of Code
Section 422.


II.  AMOUNT OF STOCK RESERVED UNDER THE PLAN
     ---------------------------------------

     1. The total number of shares of common stock of the Company, which may either be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan, shall not exceed, in the aggregate, 250,000 shares of the authorized common stock of the Company (the "Shares"). Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased under the Plan has been exceeded.

     2. The Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock that have been acquired by the Company and held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, new Options or Rights may be granted with respect to the Shares covered by such expired or terminated Options or Rights, provided that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan.
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III. EFFECTIVE DATE AND TERM OF THE PLAN
     -----------------------------------

     1. Except as otherwise set forth herein, the Plan shall become effective on the date (the "Effective Date") on which it is adopted by the board of directors of the Company (the "Board of Directors") and shall terminate on the earlier of (i) the tenth anniversary of the Effective Date, in which event the Plan shall continue in effect until all outstanding Options have been exercised in full or are no longer exercisable, or (ii) the date on which all the Shares reserved under Article II of this Plan have been issued or are no longer available for use under the Plan in which event this Plan also shall terminate on such date (the "Termination Date").

     2. The Company may, from time to time during the period beginning on the Effective Date and ending on the Termination Date, grant to persons eligible to participate in the Plan Options, Rights or both Options and Rights, under the terms of the Plan. Options and Rights granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.


IV.  ADMINISTRATION
     --------------

     1. The Board of Directors, in its sole discretion, may designate an Option Committee (the "Committee"), which shall consist of no fewer than three "Non-Employee Directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), to administer the Plan. If no such committee is designated, the Board of Directors or one of its existing Committees, so designated shall administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall constitute the act of the Committee. The Board of Directors may from time to time add members to the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board of Directors, and any vacancy on the Committee may be filled at any time by resolution adopted by the Board of Directors.

     2. Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

     3. Subject to the express provisions of the Plan, the Committee shall have the authority, in its absolute discretion, to do any of the following:
               (a) determine (i) the directors and key employees to whom Options or Rights shall be granted, (ii) the time when such Options or Rights shall be granted,
          (iii) the number of Shares which shall be subject to each Option or Right, (iv) the purchase price or exercise price of each Share which shall be subject to each Option or Right, (v) the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), and (vi) the other terms and provisions of the respective Options (which need not be identical) and Rights (which need not be identical);

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

               (b) interpret and construe the Plan, Options and Rights granted thereunder;

               (c) prescribe, amend (subject to the provisions of Article XIX) and rescind rules relating to the Plan;
          and

               (d) make all other determinations necessary or advisable for administering the Plan.

     4. Without limiting the foregoing, the Committee also shall have the authority to require, in its sole discretion, as a condition of the granting of any Option or Right, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option or Right for a period following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship or employment with the Company or any subsidiary corporation thereof.

     The determination of the Committee on matters referred to in this Article IV shall be conclusive, and such actions shall be binding on the Company; the Participants, key employees and directors and on each other person directly or indirectly affected by such action.

     5. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right.


V.   ELIGIBILITY
     -----------

     Except as hereinafter provided, Options and Rights may be granted only to directors, officers and other full-time salaried key employees of the Company, or of any subsidiary corporation of the Company now existing or hereafter formed or acquired who in the judgment of the Committee is essential to the success of the Company or subsidiary corporation. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option or a Right.

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
VI.  OPTIONS:  PRICE AND PAYMENT
     ---------------------------

     1. Options may be granted by the Committee to directors and key employees to purchase Shares; the Committee shall have the right to grant new Options in exchange for outstanding Options which have either a higher or lower Option Price. Each grant of an Option shall be evidenced by a Stock Option Agreement which sets forth the terms and conditions of such grant as the Committee deems consistent with the provisions of the Plan.

     2. The Option price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall deem appropriate, which may be more or less than or equal to the fair market value of a Share on the date the Option is granted (the "Option Price"). Determination of the Option Price shall be within the absolute discretion of the Board of Directors;

     3. Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of the Option so provide and to the extent permitted by applicable law, exercise an Option, in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the Option price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. Any payment made in shares of stock may be made by tendering the stock certificate to the Company, or to the extent allowed by the Committee, Shares withheld by the Company that, would have been otherwise transferred to a Participant under the exercise of such Option.


VII. USE OF PROCEEDS
     ---------------

     The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes, as the Board of Directors shall determine.

VIII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE
      --------------------------------------------------------

     1. Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option.

     2. Subject to the provisions of Article IX, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option. However, no Option granted shall be exercisable after (a) the date of such Option is exercised in full or (b) the date which is the tenth anniversary of the date the Option is granted.

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

     3. Subject to the provisions of Article XIII, to the extent that an Option is not exercised within the period of exerciseability specified therein, it shall expire as to the then unexercised part.

     4. In no event shall an Option granted hereunder be exercisable for a fraction of a Share.

IX.  EXERCISE OF OPTIONS
     -------------------

     Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares covered by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than 15 days from the date such notice is given, for the payment of the Option Price against delivery of the Shares being purchased. Subject to the terms of Articles XV and XVII, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, against payment of the full Option price, on the date specified in the notice of exercise.


X.   STOCK APPRECIATION RIGHTS
     -------------------------

     1. In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option and in conjunction therewith or in the alternate thereto or (iii) subsequent to the grant of a Option and in conjunction therewith or in the alternative thereto.

     2. The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than 100% of the fair market value of one Share at the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value per Share subject to the Right and related Option exceeds the exercise price per Share thereof.

     3. Upon any exercise of a Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option shall have been exercised.
     Any Right shall be exercisable upon such additional terms and conditions as may be prescribed by the Committee from time to time.
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

     4. A Right shall entitle the Participant upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (a) the excess of the fair market value, on the date of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised.

     5. Any election by a Participant to receive cash in full or partial settlement of a Right, and any exercise of such Right for cash, may be made only by a request filed with the Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the 12th business day following such date. Within 30 days of the receipt by the Company of a request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request. A request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may be denied, provided that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Right for Shares.

     6. If the Committee disapproves, in whole or in part, any election by a Participant to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such Participant's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such Participant's right to exercise any related Option.

     7. A Participant shall not be entitled to request or receive cash in full or partial payment of a Right, if such Right or any related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the Participant dies or becomes disabled (within the meaning of Code Section 422(c)(6)) prior to the expiration of such six-month period, or if such Participant is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(1) of the Exchange Act.

     8. A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

     9. For all purposes of this Article X, the fair market value of Shares shall be determined in accordance with the principals set forth in Article VI.

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

XI.  NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS
     -----------------------------------------------------------

     No Option or Rights granted under this Plan shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and the person(s) to whom an Option was transferred shall be treated as a Participant under the Plan. Any Option or Right granted hereunder shall be exercisable, during the lifetime of the Participant, only by such Participant.


XII. TERMINATION OF DIRECTORSHIP OR EMPLOYMENT
     -----------------------------------------

     1. Upon termination of the directorship or employment of any Participant with the Company and all subsidiary corporations of the Company, any Option or Right previously granted to the Participant, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

               (a) if the Participant shall die while serving as a director or while in the employ of such corporation or during either the three (3) months or one (1) year period, whichever is applicable, specified in clause
          (b) below and at a time when such Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

               (b)if the directorship or employment of any Participant to whom such Option or Right shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Code Section 422(c)(3)) or dismissal by the employer other than for cause (as defined below), and which such Participant is entitled to exercise such Option or Right as herein provided, such Participant shall have the right to exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right at any time up to and including three (3) months after the date of such termination of directorship or employment in the case of termination by reason of disability.

     In no event, however, shall any Person be entitled to exercise any Option or Right after the expiration of the period of exerciseability of such Option or Right as specified therein.

     2. If a Participant voluntarily terminates his directorship or employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

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

     3. If an Option or Right shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option or Right by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

     4. For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or substantial injury to the business reputation of the Company or a subsidiary corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation of the Company; (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation of the Company.

     5. For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company. If an individual is on maternity, military, or sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

     6. A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation of the Company or (ii) the transfer of a Participant from employment by a subsidiary corporation of the Company to employment by the Company or by another subsidiary corporation of the Company.

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

XIII.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS
       ----------------------------------------------------

     1. In the event of any change in the outstanding Shares through recapitalization, stock dividend, stock split, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right by the Committee such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The Committee shall have the right to adjust in a manner which satisfies the requirements of Code Section 424(a), the number, kind or class (or any combination thereof) of the Shares reserved under Article II and the number, kind or class of Shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption or such Options or grants in order to take into account the effect of such transaction. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive.

     2. In the event of a Change in Control of the Company (defined hereinafter), the Committee, in its absolute discretion, may determine that each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence may, in the discretion of the Committee, be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

     3. "Change in Control" of the Company shall mean (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, becoming a "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing a greater percentage of the combined voting power of the Company's then outstanding stock, than the Waterfield Family Members as a group; (ii) an event or series of events which have the effect of decreasing the Waterfield Family Members' percentage ownership of the combined voting power of the Company's then outstanding stock to less than 20%; or (iii) the business of the Company is disposed of pursuant to a partial or complete liquidation, sale of assets, or otherwise. A Change in Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person

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(including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control, or (iii) the Board adopts a resolution to the effect that a potential Change in Control for purposes of this Plan has occurred. For purposes of this paragraph, "Waterfield Family Member" shall mean Rose Gayle Waterfield Hardy, Harry Lee Waterfield II, Nancy Waterfield Walton and any of their lineal descendants, and any corporation, partnership, limited liability company or trust the majority owners or beneficiaries of which are directly or indirectly through another entity, Rose Gayle Waterfield Hardy, Harry Lee Waterfield II, Nancy Waterfield Walton or one or more of their lineal descendants.

     Alternatively, the Committee may determine, in its absolute discretion, that all of the then outstanding Options and Rights shall immediately become exercisable upon a Change in Control of the Company.


XIV. RIGHT TO TERMINATE EMPLOYMENT
     -----------------------------

     The Plan shall not impose any obligation on the Company or on any subsidiary corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation thereof.


XV.  PURCHASE FOR INVESTMENT REPRESENTATION/SECURITIES
     ------------------------------------------------
REGISTRATION
------------

     1. Except as hereafter provided, a Participant shall, upon any exercise of an Option or Right, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired thereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to
(i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

     2. Subject to Article XVIII, the Company shall not have any obligation to take any action to register the Plan or the Shares issued pursuant to the Plan under the Securities Act of

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
1933, as amended or under any other applicable securities laws or to qualify such Shares for an exemption under any such laws.


XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT  OF EXPENSES
     -------------------------------------------------------

     1. Upon any exercise of an Option or Right and, in the case of an Option, payment of the Option price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons.

     2. The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares.

     3. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.


XVII. WITHHOLDING TAXES
      -----------------

     The Company may require a Participant exercising a Right or a Option granted hereunder, to reimburse the corporation that employs such Participant for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. The Committee may provide in the Stock Option Agreement that the Participant may elect to satisfy federal and state tax withholding requirements through a reduction in the number of Shares actually transferred to the Participant under this Plan. In lieu thereof, the corporation employing such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation employing such Participant may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option or Right as security for the payment of such withholding tax liability, until an amount sufficient to pay that liability has been accumulated.

XVIII.    LISTING OF SHARES AND RELATED MATTERS

     If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.


XIX. AMENDMENT OF THE PLAN
     ---------------------

     The Board of Directors or the Committee may, from time to time, amend the Plan. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.


XX.  TERMINATION OR SUSPENSION OF THE PLAN
     -------------------------------------

     The Board of Directors or the Committee may suspend or terminate the Plan at any time and for any reason. The Plan, unless sooner terminated under Article III or by action of the Board of Directors, shall terminate at the closing of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated. Options and Rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee under Article IV to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.


XXI. GOVERNING LAW
     -------------

     The Plan, such Options and Rights as may be granted thereunder, and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky from time to time obtaining.


XXII.  PARTIAL INVALIDITY
       ------------------

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXIII. SHAREHOLDER RIGHTS
       ------------------

     No participant shall have any rights as a Shareholder of the Company as a result of the grant of an Option or Right under this Plan or his or her exercise of such Option or Right pending the actual delivery of the Shares subject to such Option or Right.

     This Kentucky Investors, Inc. 1999 Stock Option and Stock
Appreciation Rights Plan was adopted initially by the Company's
Board of Directors on September 16, 1999.


/s/ Wilma Yeary
-------------------------------
Secretary









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